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                                                                    EXHIBIT 21.1

                     SUBSIDIARIES OF RAILWORKS CORPORATION

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                 SUBSIDIARY                                        STATE OF INCORPORATION
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
Alpha-Keystone Engineering, Inc.                          PA
Alpha-Keystone, Inc.                                      OH
Annex Railroad Builders, Inc.                             IN
Armcore Acquisition Corp.                                 DE
Armcore Railroad Contractors, Inc.                        IL
Birmingham Wood, Inc.                                     AL
Comstock Holdings Inc.                                    DE
Comtrak Construction, Inc.                                GA
Condon Brothers, Inc.                                     VA
CPI Concrete Products, Incorporated                       TN
Earl Campbell Construction Company, Inc.                  TX
FCM Rail, Ltd.                                            MI
F&V Metro RW, Inc.                                        DE
Gantrex Corporation                                       PA
Gantrex Group Ltd.                                        Ontario corporation
Gantrex Holdings - Canada, Inc.                           Nova Scotia corporation
Gantrex Limited                                           Ontario corporation
Gantrex RW Company                                        Nova Scotia unlimited liability company
Gantrex Systems, Inc.                                     DE
Gantrex Systems Limited                                   Ontario corporation
HP McGinley, Inc.                                         PA
Impulse Enterprises of New York, Inc.                     NY
Kennedy Railroad Builders, Inc.                           PA
L.K. Comstock & Company, Inc.                             NY
McCord Treated Wood, Inc.                                 AL
Merit Railroad Contractors, Inc.                          MO
Midwest Construction Services, Inc.                       IN
Midwest Railroad Construction and Maintenance             WY
         Corporation of Wyoming
Midwest RW, Inc.                                          DE
Minnesota Railroad Service, Inc.                          TN
M-Track Enterprises, Inc.                                 NY
Neosho Asia, Inc.                                         KS
Neosho Central America, Inc.                              KS
Neosho Construction Company, Incorporated                 KS
Neosho Contractors, Inc.                                  WY
Neosho, Incorporated                                      KS
Neosho International, Inc.                                KS
Neosho Rail Services, Inc., f/k/a Parsons Railway         KS
         Shops, Inc.
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                 SUBSIDIARY                                       STATE OF INCORPORATION
------------------------------------------------          ---------------------------------------

New England Railroad Construction Co., Inc.               CT
Northern Rail Service and Supply Company, Inc.            MI
Pacific Northern Rail Contractors Corp.                   British Columbia corporation
Pacific Northern Rail Contractors Holdings Ltd.           British Columbia corporation
Pacific Northern Rail RW, Incorporated                    Nova Scotia corporation
Pandrol Jackson, Inc.                                     DE
PNR Investments Ltd.                                      British Columbia corporation
PNR Leasing Ltd.                                          British Columbia corporation
Railcorp, Inc.                                            OH
Railroad Resources, Inc.                                  MO
Railroad Service, Inc.                                    NV
Railroad Specialists, Inc.                                IN
RailWorks Canada Company                                  Nova Scotia corporation
RailWorks Canada, Inc.                                    DE
RWKS Transit, Inc. d/b/a F&V Metro Contracting            NY
Sheldon Electric, Inc.                                    DB
Southern Indiana Wood Preserving Co., Inc.                IN
Twigg Corporation                                         MD
U.S. Railway Supply, Inc.                                 IN
U.S. Trackworks, Inc.                                     MI
V&R Electrical Contractors, Inc.                          NY
Wm. A. Smith Construction Co., Inc.                       TX
Wm. A. Smith Rerailing Services, Inc.                     TX
Wood Waste Energy, Inc.                                   VA
W.T. Byler Co., Inc.                                      TX
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